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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report JANUARY 21, 2000


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                       1-9860                       22-1927534

(State or other jurisdiction    (Commission                    (IRS Employer
     of  incorporation)         File Number)                 Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

    (Address of principal executive offices)              (Zip code)


                                 (914) 362-1100

              (Registrant's telephone number, including area code)










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                             BARR LABORATORIES, INC.


                      CURRENT REPORT DATED JANUARY 21, 2000


Item 5. Other Events

        See attached Exhibit 99.1, press release announcing the signing of a letter of intent to establish a strategic relationship with DuPont Pharmaceuticals Company to develop, market and promote five (5) different proprietary products and, upon finalization of the agreements, to terminate all litigation between the two companies.




Item 7. Financial Statements and Exhibits

(c)      Exhibit Number          Exhibit
         --------------          -------
         99.1 Registrant's January 20, 2000 press release announcing the signing of a letter of intent to establish a strategic relationship with DuPont Pharmaceuticals Company to develop, market and promote five (5) different proprietary products and, upon finalization of the agreements, to terminate all litigation between the two companies.



















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                             BARR LABORATORIES, INC.


                      CURRENT REPORT DATED JANUARY 21, 2000



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARR LABORATORIES, INC.












Date:  January 21, 2000             /S/ William T. McKee
                                    --------------------
                                    William T. McKee
                                    Chief Financial Officer







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